UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A-1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 11, 2006

Pierre Foods, Inc.

(Exact name of Registrant as specified in its charter)

North Carolina	0-7277	56-0945643
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

9990 Princeton Road, Cincinnati, OH		45246
(Address of principal executive offices)		(Zip code)

513-874-8741

(Registrant’s telephone number including area code)

Not applicable

(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01  Completion of Acquisition or Disposition of Assets

Pierre Foods, Inc. (the “Company” or “Pierre”) indicated at Item 2.01 of its Current Report on Form 8-K filed on December 14, 2006 (the “Report”), that it would file the required historical financial statements and pro forma financial information of the businesses acquired no later than 71 calendar days after the date such Report was required to be filed.  Set forth below is Item 9.01 of such Report restated in its entirety, to include the required historical financial statements and pro forma financial information which are being filed with this Amendment.

Item 9.01  Financial Statements and Exhibits

a.             Financial Statements of Businesses Acquired

(i)                                     The Audited Financial Statements of Zartic, Inc. as of December 31, 2005 and for the Year Ended December 31, 2005, and Independent Auditors’ Report are attached as Exhibit 99.1 hereto and incorporated herein by reference.

(ii)                                  The Audited Financial Statements of Zartic, Inc. as of January 1, 2005 and for the Years Ended January 1, 2005 and January 3, 2004, and Independent Auditors’ Report are attached as Exhibit 99.2 hereto and incorporated herein by reference.

(iii)                               The Unaudited Financial Statements of Zartic, Inc. as of September 30, 2006 and December 31, 2005 and the Nine-Month Periods Ended September 30, 2006 and October 1, 2005 are attached as Exhibit 99.3 herein and incorporated herein by reference.

(iv)                              The Audited Financial Statements of Zar Tran, Inc. as of December 31, 2005 and 2004, and for the Years Ended December 31, 2005, 2004 and 2003, and Independent Auditors’ Report are attached as Exhibit 99.4 hereto and incorporated herein by reference.

(v)                                 The Unaudited Financial Statements of Zar Tran, Inc. as of September 30, 2006 and December 31, 2005 and the Nine-Month Periods Ended September 30, 2006 and 2005 are attached as Exhibit 99.5 herein and incorporated herein by reference.

b.             Pro Forma Financial Information

(i)                                     The Unaudited Pro Forma Condensed Combined Financial Statements for the Fiscal Year Ended March 4, 2006 and for the Nine-Months Ended December 2, 2006 are attached as Exhibit 99.6 hereto and incorporated herein by reference.

d.             Exhibits

See Exhibit Index.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIERRE FOODS, INC.

Date: February 26, 2007	By	/s/ Joseph W. Meyers
Joseph W. Meyers
Chief Financial Officer

EXHIBIT INDEX

Exhibit No. and Description:

(2)           Plan of Acquisition, Reorganization, Arrangement, Liquidation or Succession

2.1                                 Asset Purchase Agreement dated November 3, 2006 among Pierre Newco I, LLC, Pierre Newco II, LLC, Zartic, Inc., Zar Tran, Inc., JEM Sales, Inc., MNM Leasing Company, LLC, James E. Mauer, Jeffrey J. Mauer, Christopher W. Mauer, and Tamara L. Mauer. (1)

2.2                                 First Amendment to Asset Purchase Agreement dated as of December 11, 2006 among Pierre Newco I, LLC, Pierre Newco II, LLC, Zartic, Inc., Zar Tran, Inc., JEM Sales, Inc., MNM Leasing Company, LLC, James E. Mauer, Jeffrey J. Mauer, Christopher W. Mauer, and Tamara L. Mauer. (1)

(10)         Material Contracts

10.1                           Amendment No. 3 dated December 11, 2006 to Credit Agreement dated June 30, 2004 among Pierre Merger Corp., Wachovia Bank, National Association, as administrative and collateral agent, Wachovia Capital Markets, LLC and Banc of America Securities LLC, as joint lead arrangers and book-running managers, and a syndicate of banks, financial institutions and other institutional lenders party thereto, as amended by Amendment No. 1 dated April 3, 2006 and Amendment No. 2 dated August 21, 2006. (2)

(99)         Additional Exhibits

99.1                           The Audited Financial Statements of Zartic, Inc. as of December 31, 2005 and for the Year Ended December 31, 2005, and Independent Auditors’ Report.

99.2                           The Audited Financial Statements of Zartic, Inc. as of January 1, 2005 and for the Years Ended January 1, 2005 and January 3, 2004, and Independent Auditors’ Report.

99.3                           The Unaudited Financial Statements of Zartic, Inc. as of September 30, 2006 and December 31, 2005 and the Nine-Month Periods Ended September 30, 2006 and October 1, 2005.

99.4                           The Audited Financial Statements of Zar Tran, Inc. as of December 31, 2005 and 2004, and for the Years Ended December 31, 2005, 2004 and 2003, and Independent Auditors’ Report.

99.5                           The Unaudited Financial Statements of Zar Tran, Inc. as of September 30, 2006 and December 31, 2005 and the Nine-Month Periods Ended September 30, 2006 and 2005.

99.6                           The Unaudited Pro Forma Condensed Combined Financial Statements for the Fiscal Year Ended March 4, 2006 and for the Nine-Months Ended December 2, 2006.

(1)          Previously filed with this Current Report on Form 8-K, filed with the SEC on December 14, 2006.

(2)          Previously filed with the Company’s Quarterly Report on Form 10-Q for the quarter ended December 2, 2006, filed with the SEC on January 16, 2007.